Exhibit 99.1

Today NasdaqCM : YTEN Yield10 Bioscience, Inc. August 2023 Investor Presentation Sustainable Growth Starts with a Seed

Today Safe Harbor Statement 2 The statements made by Yield10 Bioscience, Inc. (the “Company,” “we,” “our” or “us”) herein regarding the Company and its bus ine ss may be forward - looking in nature and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward - looking statements describe the Company’s future plans, projections, strategies and expectations, including statements regard ing future results of operations and financial position, business strategy, prospective products and technologies, expectations related to resea rch and development activities, timing for receiving and reporting results of field tests and likelihood of success, and objectives o f t he Company for the future, and are based on certain assumptions and involve a number of risks and uncertainties, many of which are beyond the co ntr ol of the Company, including, but not limited to, the risks detailed in the Company’s Annual Report on Form 10 - K for the year ended Decemb er 31, 2022 and other reports filed by the Company with the Securities and Exchange Commission (the “SEC”). Forward - looking statements inclu de all statements which are not historical facts and can generally be identified by terms such as anticipates, believes, could, esti mat es, intends, may, plans, projects, should, will, would, or the negative of those terms and similar expressions. Because forward - looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quant ified and may be beyond the Company’s control, you should not rely on these statements as predictions of future events. Actual results could d iffer materially from those projected due to our history of losses, lack of market acceptance of our products and technologies, the complexity of technology development and relevant regulatory processes, market competition, changes in the local and national economies, and various o the r factors. All forward - looking statements contained herein speak only as of the date hereof, and the Company undertakes no obligat ion to update any forward - looking statements, whether to reflect new information, events or circumstances after the date hereof or otherwise, except as may be required by law. We have filed a registration statement on Form S - 1 (File No. 333 - 273240), including a preliminary prospectus, dated August 1, 20 23, with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. The registration statement h as not yet become effective. Before you invest, you should read the registration statement, the preliminary prospectus and the final pro spe ctus (when available) for more complete information about us and this offering. You may also retrieve copies of these documents for free on the SEC's website at https://www.sec.gov. Alternatively, copies of the preliminary prospectus and the final prospectus, when available, ma y be obtained from Maxim Group LLC, 300 Park Avenue, 16th Floor, New York, New York 10022, Attention: Syndicate Department, or via email at syndicate@maximgrp.com or telephone at (212) 895 - 3745, or from Lake Street Capital Markets, LLC, Attention: Syndicate Department , 920 Second Avenue South, Suite 700, Minneapolis, Minnesota 55402, or by emailing syndicate@lakestreetcm.com or by calling (612) 3 26 - 1305.

Today Company Overview 3 1. As of the close on August 1 st , 2023 2. Based on 5,078,557 shares outstanding as of March 31, 2023 and includes the following: (i) 1,160,114 shares of common stock i ssu able upon exercise of the company’s options outstanding as of March 31, 2023 at a weighted average exercise price of $12.29 per share; (ii) 14,270 shares of common stock issuable upon exe rcise of warrants outstanding as of March 31, 2023 at an exercise price of $201.60 per share; (iii) 1,114,278 shares of common stock issuable upon exercise of Series B Warrants at an ex ercise price of $8.00 per share; and (iv) 750 shares of common stock issuable upon exercise of immediately vested warrants outstanding at an exercise price of $116.00 per share. 3. Calculated using balance sheet data as of March 31, 2023, stock price as of the close on August 1st, 2023, and based on 5,078 ,55 7 shares outstanding as of March 31, 2023 4. As of June 30, 2023, we had cash and cash equivalents of approximately $2.3 million. Cash and cash equivalents as of June 30, 20 23 is preliminary, unaudited and subject to completion and may differ from what will be reflected in our unaudited interim financial statements as of and for the three and six months e nde d June 30, 2023. Our unaudited interim condensed financial statements as of and for the three and six months ended June 30, 2023 will not be available to you prior to investing in the sec urities offered by the prospectus. Yield10 at a Glance Ticker: YTEN Exchange: NasdaqCM Stock Price (1) : $2.27 Fully Diluted (“FD”) Shares Outstanding (2) : 7.4M FD Market Capitalization (1,2) : $16.7M Enterprise Value (3) : $12.2M Q1 2023 / FY 2022 Revenue : $60k / $450k Cash as of June 30, 2023 (4) : $2.3M ▪ Yield 10 Bioscience, Inc . , an agricultural bioscience company, engages in developing technologies designed to enable step - change increases in crop yield in the United States and Canada ▪ The Company is developing superior Camelina varieties to produce PHA bioplastics, low - carbon index feedstocks for renewable diesel biofuel, and land - based Omega - 3 DHA and EPA oils ▪ Yield 10 uses its Trait Factory platform to increase photosynthesis in crops and extract more carbon (CO 2 ) from the air About Yield10

Yield10 Investment Highlights

An Agricultural Bioscience Company



Focused on the Oilseed Camelina

LEADERSHIP

- Strong leadership and R&D team
  (Boston, USA and Saskatoon, Canada)
- Experienced Board of Directors

COMMERCIAL VISION

Plans to Scale Camelina to 30 million acres

- Camelina grain contracting
- Revenue from seed product offtake agreements

MARKET FOCUS

- BIOFUEL FEEDSTOCK OIL
  - Next – Omega-3 oils
    - Future – PHA Bioplastics

TECHNOLOGY FOCUS

Goals to Increase revenue and margins

- Increase production acres
- Increased harvest value
- Next - higher value omega-3 oil

EXECUTION FOCUS

- Grower contracts
- Grain/oil Offtake Agreements
- Technology and regulatory approvals

Yield10 | BIOSCIENCE

4

Recent Yield10 Business Accomplishments

Building Commercial Momentum

- **Establishing the supply chain**

Value Chain	Seed Production	Grower Contracts	Grain/Oil Offtake	Crush/refining
Status	✓	✓	✓	underway

  - **First value chain partnership in place** (private Crusher/Biorefiner) ✓
  - **First commercial winter production harvested and delivered to partner** ✓
  - Spring grower contracting completed under grain offtake agreements ✓
  - Grower outreach is underway for winter Camelina contracting in fall of 2023
  - **Expecting first product revenue in second half of 2023**

- **Progressing additional value chain prospects**
  - **Marathon Petroleum Corporation**: non-binding Letter of Intent ("LOI") for investment and partnership for Camelina in biofuel (regional exclusivity until August 25th)
  - **Mitsubishi Corporation**: Memorandum of Understanding ("MOU") for SAF
  - **American**: MOU for collaboration to develop value chain for Camelina in SAF

Camelina Grain Harvest - Alberta, July 2023





Camelina Grain Delivered - Alberta, July 2023

Yield10 | BIOSCIENCE 5

Yield10 - Biofuel Feedstock Oil Opportunity

Map of Biofuels Facilities[1]


Ottawa
New York
Washington
United States
Phoenix
Los Angeles

- 6 billion gallons of new capacity for funded RD projects in the US[1]


US RD Capacity 2018 - 2024
You are here

Sustainable Aviation Fuel (SAF)


EU agrees to decarbonize air travel with the 'world's largest green fuels mandate for aviation'
Japan to implement policies to raise SAF use, supply

Region	2030 SAF Target (gal/yr)
US	3 billion
EU	462,000,000
Japan	453,000,000

- There are still major long-term risks for biofuels producers
  - Secure feedstock oil supply
  - Food vs Fuel – Loss of biofuel incentives for food oils?

***Estimated opportunity for ~44 million acres* of oilseed cover crops in the US and Canada**

>$12 billion feedstock oil

(@ 1400lb/acre, 40% oil and $0.50/lb oil)

1. 10 new biofuels facilities in US/Canada announced in last ~9 months. RD capacity image credit - FastMarkets.
2. Image credit: Montana Renewables Investor Presentation.
3. :https://apple.news/Ab2GQvFtOTISS4Zf2-DN_rQ
4. https://www.argusmedia.com/en//news/2453500-japan-to-implement-policies-to-raise-saf-use-supply

Yield10 | BIOSCIENCE 6

Yield10 Platform Crop - Camelina

Yield10 Vision: Transition Camelina from a niche crop to > 30 million acres

- Promising oilseed crop
  - Uses same farming, storage and processing assets as other oilseed e.g. canola
  - Seed oil levels ~ 40% of seed weight, protein meal ~55% of seed weight
- Both spring and winter varieties
  - Winter varieties, potential use as cover crop for corn and soybean acres
  - We believe Yield10 leads in input and performance traits
- Promising platform crop for novel high value seed products

June 2023, Camelina Crop Insurance[1]

USDA Helps Agricultural Producers Meet Demand for Camelina

SPOKANE, Wash., June 30, 2023 – The U.S. Department of Agriculture (USDA) announced today that it will expand insurance for camelina in direct response to the anticipated increase in demand for the crop for biofuel production.



Greenhouse grown Camelina



Camelina field plots at flowering



Commercial scale winter Camelina growth

1. https://biodieselmagazine.com/articles/2518791/usda-expands-crop-insurance-for-camelina

Yield10 | BIOSCIENCE 7

Establishing Commercial Production

Plans to transition Camelina from a niche crop to major crop on > 30 million acres

- **Establish production AND the value chain**
  - Advanced varieties – cold tolerant, early maturing
  - Partnering with growers
  - Offtake Agreements for grain/oil
    - Minimize working capital for grain inventory
- **Increase revenue and margins - technology**
  - **Accelerate grower adoption**
    - **Herbicide package to fit crop rotations**
      - Weed control + tolerance to soil herbicide residues
    - **Winter cover crop**
      - New crop rotation options, additional grower revenue, soil health/carbon, reduced nutrient runoff
  - **Increase harvest value**
    - Lower CI (carbon intensity) oil from winter cropping– higher value feedstock oil
    - Seed yield and seed oil content, future higher value seed products (omega-3 oil)
    - Improved protein meal value - **Food and fuel**



1. CI reduction is based on Yield10's internal estimates of carbon savings versus the production of either petroleum plastics or bioplastics from bio-fermentation See Yield10's white paper *"Biofuels and Bioplastics Commercial Development Plan"* for additional details.

Yield10 | BIOSCIENCE 8

Establishing Production - Early Camelina Varieties

Value-advantaged spring and winter Camelina available under grower contract

E3902 (Spring Gene-Edited)


Wild-type
Edited E3902

E3902 is a triple gene-edited spring Camelina

WDH2 (Winter Cold Tolerant)


WDH2

Cold hardy winter Camelina variety

WDH3 (Winter Short Cycle)


Control
WDH3

Early maturing winter Camelina variety


Yield10
WINTER CAMELINA
GROWING HERE
Yield10
WINTER CAMELINA
GROWING HERE

✓

Yield10 | BIOSCIENCE 9

Establishing Production – Grain Production and Offtake

- Winter Camelina planted in the Fall of 2022
- **<u>Established the value chain</u>** by partnering with private crusher/biorefiner ✓


Yield10
WINTER CAMELINA
Winter Camelina June 2023


Winter Camelina Grain Harvest – July 2023


Camelina Grain Delivered to Biofuel Facility July 2023

- Spring 2023 grower contracting completed Q2 ✓
- Winter 2023/2024 grower contracts to be completed Q3





Yield10 | BIOSCIENCE 10

Yield10 Technology Vision for Camelina

Plans to transition Camelina from a niche crop to major crop on > 30 million acres

- Establish production
  - Advanced varieties – cold tolerant, early maturing
  - Partnering with growers
- **Increasing revenue and margins - Technology**
  - **Accelerate grower adoption – increase production acres**
    - **Herbicide package to fit crop rotations**
      - Weed control + tolerance to soil herbicide residues
    - **Winter cover crop**
      - New crop rotation options, increase grower revenue, soil health/carbon, reduced nutrient runoff
  - **Increase harvest value**
    - Lower CI (carbon intensity) oil from winter cropping– higher value feedstock oil
    - Seed yield and seed oil content – future higher value seed products (omega-3 oil)
    - Improved protein meal value - **Food and fuel**
- **Own or Control 21 Patent Applications pending** (HT, seed yield, seed oil etc.)

HT Camelina May Accelerate Grower Adoption ?


History of HT Canola Adoption
Percentage of canola area
100
90
80
70
60
50
40
30
20
10
0
1995
1997
1999
2001
2003
2005
2007
2009
Year
Total HR
Glyphosate-HR
Glufosinate-HR
Imidazolinone-HR
Bromoxynil-HR

1. CI reduction is based on Yield10's internal estimates of carbon savings versus the production of either petroleum plastics or bioplastics from bio-fermentation See Yield10's white paper *"Biofuels and Bioplastics Commercial Development Plan"* for additional details.

Yield10 | BIOSCIENCE 11

Today 12 Progress on Herbicide Trait for Robust Weed Control Anticipated Timeline and Milestones for HT Camelina Development Plans to increase revenue and margins • Provide state of the art broadleaf weed control for growers • Increase yield by reducing weed pressure • Enable growers to leverage HT Camelina to manage their entire crop rotations

Goal: Stacked Herbicide Trait for Robust Weed Control

Plans to increase revenue and margins

- Combine over-the-top broadleaf herbicide tolerance with soil residual tolerance (“Stacked HT”)
  - Enable growers to use land previously treated with Group 2 herbicides
  - Expand acreage available for growing Camelina
- Increase ease of use and profitability for growers
- Increase revenue by increasing production acres and yield

Filed USDA-APHIS Regulatory Status Review (RSR) ✓



2022
2023

2022 Greenhouse Work ✓
- Isolated stacked HT Camelina events and conducted greenhouse herbicide tests
- Identified stacked HT events suitable for regulatory approval
- Scaled-up seed for first field tests

2023 Spring Season Field Work
Results demonstrate target herbicide profile ✓
Next steps:
- Select lead and back-up stacked HT Camelina for commercialization
- Repeat field tests
- Conduct seed scale-up



0x
0.5x
1x
Plot soil pretreated with SU herbicide
1x
0.5x
0x
Plot soil pretreated with IMI herbicide

Note: Development path for spring E3902 Camelina germplasm with stacked HT trait

Yield10 BIOSCIENCE 13

Biofuels Competitive Landscape

Yield10 plans to retain control of its future while partnering for biofuels

- Partnerships are being formed across the value chain
- Majority of new oilseed innovators are now controlled by Ag or oil majors

Company	Ownership	Oilseed	Crush Partner	Refinery Partner	Offtake
NuSEED	Subsidiary of NuFarm (Australia)	Carinata		British Petroleum	British Petroleum
CoverCress	Majority owned by Bayer	Pennycress	BUNGE	REG/Chevron	REG/Chevron[1]
Sustainable Oils	Owned by GCEH	Camelina (Spring)	JG Boswell	Global Clean Energy	Global Clean Energy
Vision BioEnergy	S&W Seed (minority) Shell (majority)	Camelina		SHELL	SHELL
Corteva	Public Co.	Canola	BUNGE	REG/CHEVRON	REG/CHEVRON
Yield10 BIOSCIENCE	Public Co.	Camelina (Spring/ Winter)	Confidential		Negotiating offtake agreements

Note 1, The acquisition of REG by Chevron is ongoing.

Yield10 | BIOSCIENCE 14

Today 15 ESG Metrics Fish Oil Supply June, 2023 Improving Regulatory Environment Market Demand Peru Produces Around 20% of Global Fish Oil Yield10 - Omega - 3 Oil Opportunity Tailwinds for sustainable, scalable sources of omega - 3 oils 1. tps://www.intrafish.com/fisheries/peru - cancels - all - important - first - anchovy - fishing - season/2 - 1 - 1464552 2. https://www.seafoodsource.com/news/supply - trade/global - fishmeal - production - up - 30 - percent - in - 2023 - iffo - finds#:~:text=%E2%80%9CThis%20announcement%20is%20of%20strategic,fishmeal%20and%20fish%20oil%20production.%E2%80%9D 3. https://www.seafoodsource.com/news/aquaculture/aquaterra - s - omega - 3 - oil - gets - norwegian - approval - for - use - in - aquafeed 4. How Sustainable Farming On Land And Sea Can Work Together To Meet Our Growing Need For Protein 1 2 3 5 4 June, 2023 July, 2023 Forbes > Business > Food & Drink, July 2023

Yield10 - Omega-3 Oil Opportunity - Status

EPA and DHA Omega-3 oils are essential for human health and wellness

- Fish oil is the primary source of EPA and DHA Omega-3s in the human diet
- Minimum levels of EPA and DHA are required in salmon diets for health and productivity
  - EPA8 Camelina line – up to 29% EPA in oil, target pharma/nutraceutical markets
  - DHA1 Camelina line - ~ 10%EPA + 10% DHA, drop in fish oil replacement
- Yield10 believes it can leverage the operating foundation established for biofuels

Yield10's Camelina Omega-3 vs Fish Oil and Competitors

Comparison Point	Fish Oil	Yield10's Camelina Omega-3	Competitors' Canola Omega-3	Competitors' Algae Omega-3
Cost	$$	$ Vegetable Oil Costs	$ Vegetable Oil Costs	$$$$ ~3-4x more expensive
EPA/DHA Levels [1]	✓	✓ ~9% EPA, 11% DHA	✗ EPA or DHA	✓
Ability to Meet Demand	✗ Overfishing	✓ Crops are Scalable	✓ Crops are Scalable	✗ High CapEx
Sustainability	✗ Overfishing	✓	✓	Higher CO2 Emissions
Crop Segregation Risks	✓	✓ Not a Food Crop	✗ Significant Risks	✓

Yield10 BIOSCIENCE

>>>> 2016-2021 UK, Canada, US	2017-2020 Published Studies	Q4, 2020 -2022	2023 - >>>>>>
Multi year, multi acre field tests ✓	Product validation in aquafeed & human trials "Camelina DHA 1 oil effectively replaces fish oil ✓	• Yield10 secures commercial rights • Funds RRES R&D program • Assists with patent prosecution ✓	• July 2023, Yield10 files RSR for regulatory approval of EPA 8 line with USDA-APHIS ✓ • EPA8 line planted at acre-scale to produce planting seed and oil samples • RSR for DHA 1 Camelina line in preparation • Planning scale up of EPA8 and DHA1 Camelina lines • Developing detailed business plan to enable commercial launch • Timeline for anticipated commercial launch in development

ROTHAMSTED RESEARCH

1. https://academic.oup.com/ajcn/article/114/4/1447/6301120

Yield10 BIOSCIENCE 16

Yield10 Q1 2023 Summary Financial Results[1]

Investment ongoing to achieve key strategic objectives

Operating Results	Q1 2023	Q1 2022
Revenue	**$0.1 million**	$ 0.1 million
R&D Expense	**$ 2.2 million**	$ 1.8 million
G&A Expense	**$ 1.7 million**	$ 1.7 million
Net Loss	**$ 3.8 million**	$ 3.3 million

Balance Sheet

- **$2.3 M in cash and cash equivalents at the end of second quarter[2]**
- $1.8 M in cash and cash equivalents at the end of first quarter
- $1.0 M Convertible Note associated with LOI with Marathon Petroleum signed on April 28
- $2.7 M net proceeds in a Registered Direct offering completed on May 5
- Net operating cash usage of $2.7 M for the first quarter of 2023
- Expect to book product revenue from harvest of Camelina grain in Q4-2023

[1] Current as of date of conference call on May 10, 2023.
[2] As of June 30, 2023, we had cash and cash equivalents of approximately $2.3 million. Cash and cash equivalents as of June 30, 2023 is preliminary, unaudited and subject to completion and may differ from what will be reflected in our unaudited interim financial statements as of and for the three and six months ended June 30, 2023. Our unaudited interim condensed financial statements as of and for the three and six months ended June 30, 2023 will not be available to you prior to investing in the securities offered by the prospectus.

Yield10 | BIOSCIENCE 17

On Track to Achieve Key Milestones in 2023 and Beyond

Corporate, Commercial and R&D Milestones	Period
Expand commercial activities targeting the Biofuel market	**2023**
- Generate first product revenue in 2023 from fall 2022/spring 2023 grower contracts	*Ongoing*
- **Advance partnership discussions with Mitsubishi and Marathon Petroleum**	*Ongoing*
- **Obtain regulatory clearance for herbicide tolerant Camelina**	*Ongoing*
- Form additional partnerships and/or sign offtake agreement(s) across the biofuel value chain	*Ongoing*
Execute on grower engagement program ensuring rapid offtake of Camelina grain; engage growers in 2023 production contract program, hold field events and build visibility for the benefits of growing Camelina	**2023**
- **Expand grower contracts for winter Camelina and offtake of grain to crushers/refiner**	*Ongoing*
- Build seed inventory to ramp up contracted acres of spring and winter Camelina	*Ongoing*
Continue to build industry leading, differentiated Camelina varieties	**2023**
- **Generate data and seed inventory to support launch of HT and stacked HT Camelina**	*Ongoing*
- Plant spring Camelina field trials, including HT, yield, and omega-3 traits	*Completed in Q2*
- **Demonstrate stacked HT tolerant Camelina in field trials**	*Completed in Q3*
Progress technology and commercial development activities, to address other key market opportunities	**2023**
- **File RSR for trait regulatory approval and complete business plan for launch of Omega-3 oils**	*Ongoing*
- Progress PHA bioplastic trait optimization	*Ongoing*
Expand intellectual property portfolio	**2023+**

Yield10 | BIOSCIENCE 18

Yield10 Investment Highlights

An Agricultural Bioscience Company

LEADERSHIP

- Strong leadership and R&D team (Boston, USA and Saskatoon, Canada)
- Experienced Board of Directors

COMMERCIAL VISION

Plans to Scale Camelina to 30 million acres

- Camelina grain contracting
- Revenue from seed product offtake agreements

Focused on the Oilseed Camelina

MARKET FOCUS

- BIOFUEL FEEDSTOCK OIL
  - Next – Omega-3 oils
    - Future – PHA Bioplastics

TECHNOLOGY FOCUS

Goals to Increase revenue and margins

- Increase production acres
- Increased harvest value
- Next - higher value omega-3 oil

EXECUTION FOCUS

- Grower contracts
- Grain/oil Offtake Agreements
- Technology and regulatory approvals

Yield10 | BIOSCIENCE
19

Innovation & Technology-Driven Leadership

Yield10 | BIOSCIENCE Leadership Team



Oliver Peoples
President & CEO

- Co-founded Metabolix/Yield10
- 30+ years of technology innovation/commercial development
- PhD Molecular Biology, University of Aberdeen & research scientist in Department of Biology, MIT



Kristi Snell
VP Research & CSO

- Led plant science research at Metabolix, co-founded Yield10
- PhD Organic Chemistry, Purdue University & Postdoc in Biochemistry and Metabolic Engineering, MIT



Lynne Brum
VP Planning & Communications

- 25+ years experience in corporate communications and planning; former EVP Porter Novelli Life Sciences, VP Vertex Pharmaceuticals
- MBA, Simmons' School of Management



Charles Haaser
VP Finance & CAO

- 30+ years experience in finance and accounting; Principal Accounting Officer and acting CFO at ABIOMED, Corporate Controller at Indevus Pharmaceuticals
- MBA, Northeastern & MS in Taxation, Bentley University



Darren Greenfield
Senior Director, Seed Operations

- 25+ years experience in Canola seed operations
- Experience managing the development and commercial production of proprietary Canola plant varieties
- Experience with identity preserved supply chains for specialty products

Yield10 | BIOSCIENCE 20

Today Board of Directors 21 Board of Directors Oliver Peoples, PhD President, Director & CEO • Co - founded Metabolix /Yield10 • 30+ years of technology innovation/commercial development • PhD Molecular Biology, University of Aberdeen & research scientist in Department of Biology, MIT Anthony J. Sinskey, ScD Director • Co - founded Metabolix /Yield10 • Professor of Biology at MIT • Scientific co - founder of several other companies including Genzyme, Merrimack Pharmaceuticals and Tepha Sherri M. Brown, PhD Director • Director since 2020 • 28 years at Monsanto serving in leadership positions involving global commercialization of new products, including biotech traits for soybean, canola and corn • PhD in Genetics, Molecular and Cellular Biology at Indiana University Robert L. Van Nostrand Director & Chairman • Chairman since 2013 and a Director since 2006 • 30+ years in life sciences and finance • 20 years at OSI Pharmaceuticals, most recently as SVP and CFO Richard W. Hamilton, PhD Director • Director since 2017 • 30+ years in crop development • 18 years at Ceres, Inc. serving in leadership positions including CEO, CFO and board member • PhD in Molecular Biology at Vanderbilt University Willie Loh, Director • Advisor to the board since June 2022 • 15 years at Cargill in VP/AVP roles including Market Development, Marketing, Oils, Sales • Expertise in crushing and in contract growing of specialty oils through Cargill Canola

Portfolio of Camelina Traits in Development

Trait	Camelina Phenotype	Trait Source	Comments
HT 1	Tolerance to over-the-top herbicide	Known gene	YTEN patent pending on HT Camelina
HT 1 plus Group 2 HT	Tolerance to over-the-top herbicide plus Group 2 herbicide soil residues	Known gene	YTEN patent pending on HT Camelina
HT 1 plus HPPD HT	Tolerance to over-the-top and HPPD soil residues	Proprietary HPPD[1] trait	Recently added to portfolio Enable rotation in corn/soy
E3902	Increased seed oil (5%)	Yield10	PCT/US2020/043063
C3004	Increased vigor and seed yield	Yield10	PCT/US19/49281
C3007	Increased seed oil Increased seed yield	U. Missouri[2] Yield10	Issued US 10,883,113 PCT/US2021/045717
C3020	Increased seed oil	Yield10	PCT/US2020/032696
C3019, C3021, C3022	TBD-in testing	Yield10	PCT/US2020/032696
C3006	Increased seed yield and oil	Yield10	PCT/US2016/026767
C3026	TBD-in testing	Yield10	PCT/US2021/018743
Yield trait stack	Increased seed yield and oil	Yield10	Patent in preparation

[1] Exclusive option to novel HPPD trait
[2] Exclusive License from U. Missouri for use in increasing oil content in crops

Yield10 | BIOSCIENCE 22

Today NasdaqCM : YTEN Yield10 Bioscience, Inc. August 2023 Investor Presentation Sustainable Growth Starts with a Seed